Summary Prospectus        |         November 6, 2015, as supplemented March 16, 2016

Deutsche X-trackers FTSE Developed ex US Comprehensive Factor ETF

Ticker: DEEF	Stock Exchange: NYSE Arca

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.deutsche-etfs.com/prospectuses. You can also get this information at no cost by calling ALPS Distributors, Inc. at 1-855-329-3837 or by sending an e-mail request to dbxquestions@list.db.com. The Fund’s prospectus and statement of additional information, both dated November 6, 2015, as supplemented March 16, 2016, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

Deutsche X-trackers FTSE Developed ex US Comprehensive Factor ETF (the “Fund”), formerly Deutsche X-trackers FTSE Developed ex US Enhanced Beta ETF, seeks investment results that correspond generally to the performance, before fees and expenses, of the FTSE Developed ex US Comprehensive Factor Index (the “Underlying Index”).

FEES AND EXPENSES

These are the fees and expenses that you will pay when you buy and hold shares. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.35
Other Expenses*	None
Total Annual Fund Operating Expenses	0.35

*	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.

The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$36	$113

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example and can affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the equity market performance of companies in developed countries (except the United States) selected on the investment style criteria (“factors”) of value, momentum, quality, low volatility and size. The companies eligible for the Underlying Index are derived from its starting universe, the FTSE Developed ex US Index, which is comprised of large- and mid-capitalization equity securities from developed markets (except the United States). The index provider, FTSE International Limited (“Index Provider”), selects companies for the Underlying Index using a proprietary rules-based multi-factor selection and weighting process designed to increase the Underlying Index’s exposure, relative to the starting universe, to companies demonstrating the following factors:

■

Value. The value score is calculated based on a company’s valuation ratios (e.g., cash-flow yield, earnings yield and country relative sales to price). The value factor captures excess returns to stocks that have low prices relative to their fundamental value.

■	Momentum. The momentum score is calculated based on each company’s cumulative 11 month return. The momentum factor reflects excess returns to stocks with stronger past performance.
■

Quality. The quality score is calculated from a company’s leverage and profitability (e.g., return on assets, asset turnover and accruals). The quality factor captures excess returns to stocks that are characterized by low debt, stable earnings growth, and other “quality” metrics.

■	Low Volatility. The low volatility score is calculated based on the standard deviation of 5 years of weekly local total returns. The low volatility factor captures excess returns to stocks with lower than average volatility, beta, and/or idiosyncratic risk.
■	Size. The size score is calculated based on the full market capitalization of a company.

Companies are weighted based on their relative exposure to all five factors. Companies that do not display meaningful multi-factor characteristics are not eligible for inclusion in the Underlying Index. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.

As of September 30, 2015, the Underlying Index consisted of 1,177 securities, with an average market capitalization of approximately $13 billion and a minimum market capitalization of approximately $200 million, from issuers in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from developed markets countries other than the United States. As of September 30, 2015, the Underlying Index was substantially comprised of issuers from Japan (30.4%) and the United Kingdom (18.8%).

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of September 30, 2015, the Underlying Index was substantially comprised of issuers in the industrials sector (21.2%), the financial services sector (20.8%), the consumer services sector (15.8%) and the consumer goods sector (15.5%).

MAIN RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Further Discussion of Principal Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes, which could affect the Fund’s ability to sell them at an attractive price. To the extent the Fund invests in a particular capitalization or sector, the Fund’s performance may be affected by the general performance of that particular capitalization or sector.

Index construction risk. A stock included in the Underlying Index may not exhibit the factor trait or provide specific factor exposure for which it was selected and consequently the Fund’s holdings may not exhibit returns consistent with that factor trait.

Multifactor risk. The Underlying Index, and thus the Fund, seeks to provide exposure to developed market (excluding the United States) large- and mid-cap stocks based on the following factors: value, momentum, quality, low volatility and size. There can be no assurance that targeting exposure to such investment factors will enhance the Fund’s performance over time. It is expected that targeting exposure to such investment factors will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Adviser will seek to maintain exposure to the targeted investment factors and will not adjust the Fund’s investment process to target different factors.

Value securities risk. Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. The rules-based methodology may be unsuccessful in creating an index that emphasizes undervalued securities.

Momentum securities risk. Stocks that previously exhibited high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole.

Quality stocks risk. Stocks included in the Underlying Index are deemed to be quality stocks pursuant to the Underlying Index’s methodology, but there is no guarantee that the past performance of these stocks will continue. Companies that issue these stocks may experience lower than expected returns or may experience negative growth, as well as increased leverage, resulting in lower than expected or negative returns to Fund shareholders. Many factors can affect a stock’s quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.

Deutsche X-trackers FTSE Developed ex US Comprehensive Factor ETF

Summary Prospectus    November 6, 2015, as supplemented March 16, 2016

Volatility risk. Although the Underlying Index was created to seek lower volatility than the FTSE Developed ex US Index, there is no guarantee that these strategies will be successful. The Underlying Index may be unsuccessful in creating an index that minimizes volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities in the Fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the FTSE Developed ex US Index, and could be more volatile.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

In addition, the Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.

European economic risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.

Risks related to investing in developed countries. The Fund’s investment in developed country issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some other countries. A majority of developed countries have recently experienced a significant economic slowdown. In addition, developed countries may be impacted by changes to the economic health of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Medium-sized company risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Industrials sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the industrials sector in order to track the Underlying Index’s allocation to that sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the industrials sector represents a significant portion of the Underlying Index, the Fund will be

Deutsche X-trackers FTSE Developed ex US Comprehensive Factor ETF

Summary Prospectus    November 6, 2015, as supplemented March 16, 2016

sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Financial services sector risk. The Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and ensuing financial crisis in 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.

Consumer services sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the consumer services sector in order to track the Underlying Index’s allocation to that sector. The consumer services sector may be affected by changes in the domestic and international economy, exchange rates, competition, consumers’ disposable income and consumer preferences. Success depends heavily on disposable income and consumer spending. Also, companies in the consumer services sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer services in the marketplace.

Consumer goods sector risk. The Fund invests a significant portion of its assets in securities issued by companies in the consumer goods sector in order to track the Underlying Index’s allocation to that sector. The success of consumer goods manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition, government regulation and consumer confidence. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest and marketing campaigns. Companies in the consumer goods sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer goods in the marketplace.

Indexing risk. An index fund’s performance may not exactly replicate the performance of its target index. For example, the Fund incurs fees, administrative expenses and transaction costs that the Underlying Index itself does not. The Fund uses sampling techniques (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index), and the composition of its portfolio may diverge from that of the Underlying Index. Also, while the exposure of the Underlying Index to its component securities is by definition 100%, the Fund’s effective exposure to Underlying Index securities may be greater or less than 100%, and may vary over time. Because the Fund, as an index fund, is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. The Fund’s return also may diverge from the return of the Underlying Index because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index.

Market price risk. Fund shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. However, the Fund may have a limited number of financial institutions that may act as “Authorized Participants.” Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described below under “Purchase and Sale of Fund Shares”). If those Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is able to step forward to create and redeem in either of these cases, shares may trade at a

Deutsche X-trackers FTSE Developed ex US Comprehensive Factor ETF

Summary Prospectus    November 6, 2015, as supplemented March 16, 2016

discount to NAV like closed-end fund shares (and may even face delisting). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming shares directly with the Fund.

Geographic concentration risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. As of September 30, 2015, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan (30.4%) and the United Kingdom (18.8%).

Non-diversification risk. The Fund is non-diversified, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.deutsche-etfs.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance.

MANAGEMENT

Investment Adviser

DBX Advisors LLC.

Portfolio Managers. Bryan Richards and Lance McGray are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio manager team. Mr. Richards and Mr. McGray have been portfolio managers of the Fund since the Fund’s inception.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is an individual retirement account, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Deutsche X-trackers FTSE Developed ex US Comprehensive Factor ETF

Summary Prospectus    November 6, 2015, as supplemented March 16, 2016